UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(B) OR (G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                     TRIARC DEERFIELD INVESTMENT CORPORATION
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


Maryland
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(State of Incorporation or Organization)    (I.R.S. Employer Identification No.)


280 Park Avenue
New York, NY                                                 10017
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(Address of principal executive offices)                  (Zip Code)


If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [_]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

Securities Act registration file number to which this form relates: Not yet assigned

Securities to be registered pursuant to Section 12(b) of the Act:  None

Securities to be registered purusant to Section 12(g) of the Act:

TITLE OF EACH CLASS                             NAME OF EACH EXCHANGE ON WHICH
TO BE SO REGISTERED                             EACH CLASS IS TO BE REGISTERED
-------------------                             ------------------------------

Common Stock, par value $0.001

Securities Act registration statement file number to which this form relates:_______________________
                (If Applicable)

                  INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

                  A description of the securities to be registered hereunder is contained in the section entitled "Description of our Capital Stock" of the Prospectus included in the Registrant's Registration Statement on Form N-2 filed with the Securities and Exchange Commission on April 19, 2004 and is incorporated herein by reference, and the description contained under such caption included in the form of final prospectus subsequently filed by the Registrant pursuant to Rule 497 under the Securities Act of 1933, as amended, which form of final prospectus is also incorporated by reference herein.

Item 2.  EXHIBITS

EXHIBIT NUMBER    DESCRIPTION
--------------    -----------

a.                Articles of Incorporation*

b.                Amended and Restated Articles of Incorporation**

c.                Bylaws**

d.                Form of Share Certificate**

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*     Incorporated by reference to the identically numbered exhibit to the
      Registrant's initial Registration Statement on Form N-2.

**    To be filed by amendment.

                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         TRIARC DEERFIELD INVESTMENT CORPORATION

                                         By: /s/ Gregory H. Sachs
                                             -----------------------------------
                                             Name:  Gregory H. Sachs
                                             Title: President



Dated:  April 19, 2004

Exhibits

EXHIBIT NUMBER    DESCRIPTION
--------------    -----------

a.                Articles of Incorporation*

b.                Amended and Restated Articles of Incorporation**

c.                Bylaws**

d.                Form of Share Certificate**

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*     Incorporated by reference to the identically numbered exhibit to the
      Registrant's initial Registration Statement on Form N-2.

**    To be filed by amendment.